Related-party transactions	12 Months Ended
Dec. 31, 2019
Related party transactions [abstract]
Disclosure of related party [text block]

25Related-party transactions

In the normal course of business, Philips purchases and sells goods and services from/to various related parties in which Philips typically holds between 20% and 50% equity interest and has significant influence. These transactions are generally conducted with terms comparable to transactions with third parties.

For details of these parties in which Philips typically holds between 20% and 50% equity interest, refer to the Investments in associates section of Interests in entities.

Philips Group

Related-party transactions

in millions of EUR

2017 - 2019

	2017	2018	2019
Sales of goods and services	196	232	158
Purchases of goods and services	62	67	53
Receivables from related parties	127	28	32
Payables to related parties	36	1	2

In addition to the table above, as part of its operations in the US, Philips sold non-recourse third-party receivables to PMC US amounting to EUR 288 million in 2019 (2018: EUR 244 million; 2017: EUR 151 million).

As from December 31, 2018 Philips no longer has significant influence over Signify and therefore Signify ceased to be a related party as of that date. As a result, the table above does not include related-party transactions in relation to Signify for 2019 and receivables from and payables to Signify for 2018 or 2019.

In light of the composition of the Executive Committee, the company considers the members of the Executive Committee and the Supervisory Board to be the key management personnel as defined in IAS 24 Related Party Disclosures.

For remuneration details of the Executive Committee, the Board of Management and the Supervisory Board see Information on remuneration.

For Post-employment benefit plans see Post-employment benefits.